OMB APPROVAL
OMB Number:	3235-0060
Expires:	March 31, 2006
Estimated average burden hours per response	28.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

155 East Tropicana, LLC
155 East Tropicana Finance Corp.

(Exact name of registrant as specified in its charter)

Nevada Nevada	333-124924 333-124924	20-1363044 20-2546581
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 597-6076

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of June 30, 2006, Michael Hessling has been appointed President of 155 East Tropicana, LLC (the “Company”). Mr. Hessling is currently the Company’s Chief Operating Officer and serves on the Company’s management board. Mr. Hessling will continue to serve on the management board and will act as both President and Chief Operating Officer until a new Chief Operating Officer is appointed.

Mr. Hessling, age 53, was appointed to the Company’s management board on July 30, 2004 and was appointed the Company’s Chief Operating Officer in August 2004. Mr. Hessling has been involved in the gaming industry since 1979 when he joined Caesars Palace as Manager of Financial Planning. Before his departure in 1983, Mr. Hessling was promoted to Assistant Vice President of Planning and Administration and, after assisting in the opening of Caesars Tahoe, served as management liaison between the Tahoe and Las Vegas operations. During 1983, Mr. Hessling served as Vice President of Casino Operations for CSP, a management company that operated the Dunes Hotel & Casino. From 1984 to 1988, Mr. Hessling served as general manager of several small casinos in Las Vegas and Reno. From 1989 to 2005, Mr. Hessling was a part owner of and served as Treasurer and a director for Beatty Future Inc., which owned a casino motel in rural Nevada. Mr. Hessling served as Executive Vice President, General Manager and Chief Operating Officer of the Hôtel San Rémo until it ceased operations on November 1, 2005.

A copy of the June 30, 2006 press release announcing Mr. Hessling’s appointment as President of the Company is attached hereto as Exhibit 99.1.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 — Press Release issued on June 30, 2006.

2 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 EAST TROPICANA, LLC
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: June 30, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer

155 EAST TROPICANA FINANCE CORP.
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: June 30, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer

3 of 3